SECOND MODIFICATION AGREEMENT

         BY THIS SECOND MODIFICATION AGREEMENT (the "Agreement"), dated as of the 3rd day of August, 1998, WELLS FARGO BANK, N.A., as administrative agent for the Banks listed in the hereinafter defined Credit Agreement (the "Banks") and as Issuing Bank, and SWIFT TRANSPORTATION CO., INC., an Arizona corporation (the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1. RECITALS.

         1.1 Borrower and the Administrative Agent, ABN AMRO Bank N.V. as Co-Agent, and the Banks entered into that Credit Agreement dated January 16, 1997 (the "Credit Agreement") to provide financial accommodations to the Borrower as provided therein, which Credit Agreement was previously amended by that Modification Agreement dated September 25, 1997.

         1.2 Borrower and the Administrative Agent, with the consent of the Banks, desire to modify the Agreement as set forth herein.

         1.3 All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

         1.4 The "Effective Date" means August 6, 1998,

SECTION 2. CREDIT AGREEMENT

         2.1 The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

                  "Maturity Date" shall mean January 16, 2003.

                  "Maximum Commitment" shall mean $170,000,000.00.

         2.2 Schedule 2.1 to the Credit Agreement is hereby amended to read as attached hereto.

         2.3 Article V of the Credit Agreement is hereby amended by the addition of the following Section 5.9:

                  Section 5.9 YEAR 2000 COMPLIANT. Perform all acts reasonably necessary to ensure that Borrower and any business in which Borrower holds a substantial interest become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a plan for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems material to the business operations or financial condition of such entity, will properly perform date sensitive functions after December 31, 1999. Borrower shall, immediately upon request, provide to the Administrative Agent such certifications or other evidence of Borrower's compliance with the terms of this paragraph as the Banks may from time to time require.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

         3.1 All references to the Credit Agreement in the other Loan Documents are hereby amended to refer to the Credit Agreement as hereby amended.

         3.2 Borrower hereby reaffirms to the Banks each of the representations, warranties, covenants and agreements of Borrower set forth in the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof and hereby affirms that the representations and warranties set forth in Article III of the Credit Agreement remain true and correct in all material respects as of the Effective Date, except to the extent such representations and warranties expressly relate and are limited to a different date.

         3.3 Borrower hereby represents and warrants to the Administrative Agent and the Banks that it has reviewed the areas within its business and operations and that of its Subsidiaries which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, the Borrower believes that the "Year 2000 Problem" will not result in a Material Adverse Change with respect to the Borrower.

         3.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Notes and the Credit Agreement represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Notes or the Credit Agreement.

         3.5 All terms, conditions and provisions of the Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Credit Agreement, as amended hereby, is hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof. The Credit Agreement is hereby modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of

Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in the Consent and Agreement of Guarantors is materially incomplete, incorrect, or misleading as of the date hereof.

         3.6 Any Bank whose Commitment is changed to zero on the Effective Date shall deliver one or more executed Assignments and Acceptances to the Administrative Agent and shall upon the Effective Date cease to be a Bank party to the Credit Agreement.

         3. 7 Each Person listed on the revised Schedule 2.1 which is not a party to the Credit Agreement shall, if required by the Administrative Agent, deliver to the Administrative Agent an executed Administrative Details Reply Form and shall become a Bank party to the Credit Agreement upon the Effective Date.

SECTION 4. GENERAL.

         4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

         4.2 The modifications contained herein shall not be binding upon the Banks until the later of the Effective Date or the date when the Administrative Agent shall have received from each Bank an executed Consent of the Banks and from the Borrower all of the following:

                  (a) An original of this Agreement fully executed by the Borrower.

                  (b) An original of the Consent and Agreement of Guarantors fully executed by the Guarantor and Swift Leasing.

                  (c) A duly executed Note for each Bank, dated as of August 3, 1998, in the amount shown on Schedule 2.1 hereto.

                  (d)  An  amended  and  restated  Continuing   Guarantee  fully
         executed by the Guarantor and Swift Leasing.

                  (e) Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of the Borrower and Guarantor and the authority of any person executing this Agreement or other documents on behalf of the Borrower and Guarantor.

         4.3 Borrower shall execute and deliver such additional documents and do such other acts as the Banks may reasonably require to fully implement the intent of this Agreement.

         4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorney's fees incurred by the Administrative Agent in connection herewith, whether or not all of the conditions described in Paragraph
4.2 above are satisfied. Banks, at their option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Notes and shall be due and payable upon demand.

         4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower, the Administrative Agent or the Banks, or in any other action or conduct undertaken by Borrower, the Administrative Agent or the Banks on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Banks' consent to modify the terms and provisions of the Credit Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by the Banks' consent to this Agreement. Further, the Banks' consent to this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Credit Agreement shall require the express written consent of the Banks; no such consent (either express or implied) has been given as of the date hereof.

         4.6 Time is hereby declared to be of the essence hereof of the Credit Agreement, and Banks require, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Credit Agreement.

         4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

         4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

         4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                             WELLS FARGO BANK, N.A.


                                             By: /s/ Stephanie Arnold
                                                --------------------------------
                                             Name: Stephanie Arnold
                                                  ------------------------------
                                             Its: Vice President
                                                 -------------------------------

                                                            ADMINISTRATIVE AGENT
                                                                AND ISSUING BANK



                                             SWIFT TRANSPORTATION, CO., INC., an
                                             Arizona corporation


                                             By: /s/ William F. Riley III
                                                --------------------------------
                                             Name: William F. Riley III
                                                  ------------------------------
                                             Its:  EVP - CFO
                                                 -------------------------------

                                                                        BORROWER
                                       5